Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to SECTION 240.14a-11(c) or
     SECTION 240.14a-12


                    U.S. Physical Therapy, Inc.
         (Name of Registrant as Specified In Its Charter)



        (Name of Person(s)Filing Proxy Statement if other
                         than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.



     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                   U.S. PHYSICAL THERAPY, INC.
                 3040 Post Oak Blvd., Suite 222
                      Houston, Texas  77056
                          (713) 297-7000
             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON MAY 19, 1998
                    _________________________

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of
Stockholders (the "Annual Meeting") of U.S. Physical Therapy, Inc. (the "Company") will be held on Tuesday, May 19, 1998, at 10:00 a.m. (CDT), at the DoubleTree Hotel at Post Oak, 2001 Post Oak
Boulevard, Houston, Texas, for the following purposes:

     (1)    To elect ten directors; and

     (2) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Pursuant to the Bylaws, the Board of Directors has fixed the close of business on April 13, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     In the event that there are not sufficient votes to approve any one or more of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.


                              By Order of the Board of Directors

                              /s/ Mark J. Brookner
                              Mark J. Brookner
                              Chief Financial Officer

Houston, Texas
April 23, 1998

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                   U.S. PHYSICAL THERAPY, INC.
                  3040 Post Oak Blvd., Suite 222
                     Houston, Texas  77056
                          (713) 297-7000

                        PROXY STATEMENT
                 ANNUAL MEETING OF STOCKHOLDERS
                           MAY 19, 1998
                    _________________________

         SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     This Proxy Statement is furnished to stockholders of U.S. Physical Therapy, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of the Company, to be held on Tuesday, May 19, 1998, at 10:00 a.m. (CDT), at the DoubleTree Hotel at Post Oak, 2001 Post Oak Boulevard, Houston, Texas, and at any adjournments thereof.

     The Annual Meeting has been called for the following purposes:
(1) to elect ten directors and (2) to transact such other business as may properly come before the meeting or any adjournments thereof. If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Properly executed but unmarked proxies will be voted FOR the election of the ten nominees of the Board of Directors as directors. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by the proxies on such matters as determined by a majority of the Board of Directors. This Proxy Statement is initially being mailed to stockholders on or about April 23, 1998.

     The presence of a stockholder at the Annual Meeting will not automatically revoke such stockholder's proxy. Stockholders may, however, revoke a proxy at any time prior to its exercise by delivering to the Company a duly executed proxy bearing a later date, by attending the Annual Meeting and voting in person, or by filing a written notice of revocation with Mark J. Brookner, Chief Financial Officer of the Company, at 3040 Post Oak Blvd., Suite 222, Houston, Texas 77056.

     The cost of soliciting proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its directors, officers and regular employees, may also solicit proxies personally or by telephone. The Company will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

     The securities which can be voted at the Annual Meeting consist of shares of common stock of the Company with each share entitling its owner to one vote on all matters. There is no cumulative voting in the election of directors. The close of business on April 13, 1998 has been fixed by the Board of Directors as the record date for determination of stockholders entitled to vote at the meeting. The number of shares of the Company's common stock outstanding as of such date was 3,610,734. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting. Directors of the Company will be elected by a plurality vote of the votes cast at the Annual Meeting. Abstentions and broker non-votes will be treated as votes present for the purpose of determining a quorum at the Annual Meeting. Broker non-votes will not be counted as shares entitled to be voted on any matter.

     A copy of the Annual Report to Stockholders for the year ended December 31, 1997 accompanies this Proxy Statement. The Company has filed an Annual Report on Form 10-KSB for the year ended December 31, 1997 with the Securities and Exchange Commission (the "SEC"). Stockholders may obtain, free of charge, a copy of the Form 10-KSB by writing to U.S. Physical Therapy, Inc., 3040 Post Oak Blvd., Suite 222, Houston, Texas 77056, Att'n: Investor Relations.

                      ELECTION OF DIRECTORS

     The Board of Directors is composed of ten members. All directors hold office until the next annual meeting of stockholders of the Company and then until their successors have been elected and qualified. There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected as a director.

     At the Annual Meeting, ten directors will be elected for one-year terms. Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of each of the persons named below as nominees of the Board of Directors. The Board of Directors believes that such nominees will stand for election and will serve if elected as directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

Information As to Nominees

     The following table sets forth the names of the Board of Directors' ten nominees for election as directors. Each of these persons currently serves as a director of the Company. Also set forth is certain other information with respect to each such person's age, the period during which he has served as a director and positions currently held with the Company.

                                            Position(s)
                              Director      Held With
Nominees:             Age (a) Since (b)     the Company

J. Livingston            61     1990         Chairman of the
  Kosberg                                      Board

Roy W. Spradlin          49     1994         President, Chief
                                               Executive Officer
                                               and Director

Mark J. Brookner         53     1990         Chief Financial
                                               Officer and Director

Daniel C. Arnold         68     1992         Director

Nelson Broms             78     1992         Director

George H. Hargrave       55     1990         Director

James B. Hoover          43     1993         Director

Marlin W. Johnston       66     1992         Director

Richard C.W. Mauran      65     1993         Director

Albert L. Rosen          74     1992         Director

(a)  At March 31, 1998.

(b) Messrs. Kosberg, Hargrave and Brookner have served as directors of each corporate predecessor (and subsidiaries thereof) of the Company since the formation of the original predecessor, National Rehab Associates, Inc., in June 1990. Messrs. Hargrave and Brookner also served as officers of all predecessors (and subsidiaries thereof) of the Company. Mr. Kosberg served as an officer of certain, but not all, predecessors (and subsidiaries thereof) of the Company.

     The principal occupation of each nominee for the past five years is set forth below.


     J. Livingston Kosberg has served as Chairman of the Board of the Company since April 1992 and as the Company's Chief Executive Officer from April 1992 to August 1995. From September 1991 to June 1995, Mr. Kosberg also served as Chairman of the Board and was employed by CareerStaff Unlimited, Inc., which is a national provider of temporary rehabilitation therapist staffing. Prior to April 1992, Mr. Kosberg was primarily engaged in managing personal investments through a variety of ventures and entities, including National Rehab Associates, Inc., the Company's predecessor. Mr. Kosberg was Chairman of the Board from April 1990 to April 1992, and a member of the Board from May 1993 to March 1994, of BioMedical Waste Systems, Inc., a medical waste treatment company.

     Roy W. Spradlin has served as President and Chief Operating Officer of the Company since May 1994. Effective August 1995, Mr. Spradlin was named the Company's Chief Executive Officer. From 1991 to May 1994, Mr. Spradlin was President of outpatient clinics for Pinnacle Rehabilitation Inc. ("Pinnacle"). Pinnacle is a wholly-owned subsidiary of Pinnacle Care Inc., which provides rehabilitation services in nursing homes, hospitals and owned and operated outpatient physical therapy clinics. From 1988 through 1991, he was the Vice President of outpatient clinics in Missouri and Kansas for Pinnacle.

     Mark J. Brookner has served as Chief Financial Officer of the Company from April 1992 to the present and has served as Secretary and Treasurer during portions of that time. From August 1991 through June 1994, Mr. Brookner served as Vice President of the corporate general partner of Therapists Unlimited, L.P., a predecessor of CareerStaff Unlimited, Inc.

     Daniel C. Arnold has been engaged primarily in managing personal investments since April 1988, except for the period February 1989 to April 1991, when he served as Chairman of the Board and Chief Executive Officer of Farm & Home Financial Corporation and its wholly-owned subsidiary, Farm & Home Savings Association. In April 1991, Mr. Arnold retired from these positions, except that he remained Chairman of the Boards until retiring as such in October 1991. His directorships in these institutions terminated on June 30, 1994 upon acquisition by another company. He serves as a Director of Parkway Properties, Inc., a real estate investment trust whose holdings are predominately office buildings, and Belco Oil & Gas Corp., an oil and gas exploration and production company. Mr. Arnold is also the Chairman of the Board of Trustees of Baylor College of Medicine in Houston, Texas.

     Nelson Broms has been engaged primarily in managing personal investments for more than the past five years. From August 1993 until June 1994, Mr. Broms was Chairman of the Board of Directors and Chief Executive Officer of Ultra-Fem, Inc., a consumer products

company. Prior thereto, he was Senior Advisor to Primark, Inc., a company engaged in information systems for financial entities. Previously a director of Preferred Health Care, Ltd., Mr. Broms currently serves as Vice Chairman of Cortecs (USA), Inc., a biotechnology company, and a director of Mastercare Companies, Inc., a managed-care, workers' compensation group, IQ Systems, Inc., a computer chip company and Intelisys, an information company.

     George H. Hargrave served as President and Chief Operating Officer of the Company from April 1992 until May 1994 at which time he relinquished those responsibilities and was named Vice Chairman of the Board of Directors. From May 1994 to April 1995, he also was employed by the Company in the clinic development and operations areas. From August 1991 through June 1994, Mr. Hargrave served as President of the corporate general partner of Therapists Unlimited, L.P., a predecessor of CareerStaff Unlimited, Inc. From 1986 through June 1990, Mr. Hargrave was Senior Vice President and Chief Operating Officer for Med Rehab, Inc., a Tallahassee, Florida based company that provided rehabilitation services in nursing homes and hospitals, and owned and operated outpatient physical therapy clinics.

     James B. Hoover has been a general partner of Welsh, Carson, Anderson & Stowe, a management buyout firm focused on the acquisition of health care and information services companies since November 1992. Prior thereto, Mr. Hoover was a general partner with the investment banking firm of Robertson, Stephens & Company, serving initially as a senior medical industry research analyst and subsequently as manager of the firm's health care corporate finance group. Mr. Hoover presently serves on the Board of Directors of Housecall Medical Resources, Inc. and Centennial Healthcare Corporation. Mr. Hoover served as a special advisor to the Board of the Company from April 1992 until February 1993, when he was elected a director of the Company.

     Marlin W. Johnston has been a management consultant with Tonn & Associates since September 1993. During 1992 and 1993, Mr. Johnston served as a management consultant to the Texas Department of Health and the Texas Department of Protective and Regulatory Services.

     Richard C.W. Mauran has been engaged primarily in managing personal investments for more than the past five years. Mr. Mauran was appointed a director of the Company in August 1993. He also serves on the Board of Directors of French Fragrances Inc., a perfume company.





     Albert L. Rosen retired as President and General Manager of the San Francisco Giants major league baseball team in December
1992.  He had served in such position since September 1985.

Corporate Governance and Other Matters

     The Board of Directors has appointed an Audit Committee whose members currently consist of Messrs. Broms and Johnston. The Audit Committee is responsible for engaging the Company's independent auditors and reviewing with them the scope and timing of their audit services and any other services they are asked to perform, their report on the Company's financial statements following completion of their audit and the Company's policies and procedures with respect to internal accounting and financial controls. The Audit Committee met three times during 1997.

     The Board has a Compensation Committee, the current members of which are Messrs. Arnold, Rosen and Hoover. The Compensation Committee reviews matters concerning compensation of employees of the Company. During 1997, the Compensation Committee held three meetings.

     The Board has a Stock Option Committee, the current members of which are Messrs. Kosberg and Hargrave. The Stock Option Committee reviews matters concerning the Company's 1992 Stock Option Plan and the Executive Option Plan. During 1997, the Stock Option Committee held two meetings.

     In November 1994, the Board of Directors established the Executive Committee whose members are Messrs. Kosberg, Arnold and Hoover. The Executive Committee assists management by providing advice and recommendations when needed and performs such other services as delegated by the Board of Directors. During 1997, the Executive Committee did not hold any meetings.

     In August 1997, the Board of Directors established the
Corporate Compliance Committee, with Messrs. Broms and Johnston serving as members. During 1997, the Corporate Compliance
Committee held four meetings.

     There is no separate Nominating Committee of the Board of Directors.

     During 1997, the Company's Board of Directors held four meetings. No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors of the Company and of all committees of the Board of Directors of the Company on which he served, except Mr. Mauran who attended two of four meetings.



Compensation of Directors

     Directors who are also employees of the Company are not compensated separately for serving on the Board. Each of the Company's directors who are not employees of the Company received $3,500 for attendance at each regular meeting of the Board of Directors. Directors are also reimbursed for their out-of-pocket travel and related expenses incurred in attending all Board and committee meetings. In December 1997, Messrs. Arnold, Broms, Hoover, Johnston, Rosen and Mauran each received ten-year non-qualified options to purchase 6,000 shares of the Company's common stock. The exercise price of these options, which were granted under the Company's 1992 Stock Option Plan, is $11.50 per share. Mr. Kosberg received $75,000 for serving as Chairman of the Board in 1997.

                     EXECUTIVE COMPENSATION

Compensation

     The following table shows the compensation paid by the Company and its subsidiaries during 1997, 1996 and 1995 to the Company's
Chief Executive Officer and the Company's other executive officer
(the "named executive officers").

                    Summary Compensation Table
                                                       Long-Term
                                                       Compensation
                           Annual Compensation         Awards
Name and                                               Securities
Principal                Fiscal                        Underlying
Position(s)               Year   Salary     Bonus      Options(#)

Roy W. Spradlin (a)      1997   $165,000  $ 35,000     15,000
 President and Chief     1996    150,000    30,000     15,000
 Executive Officer       1995    125,000    25,000     50,000

Mark J. Brookner         1997   $130,000   $20,000       --
 Chief Financial         1996    125,000    20,000     10,000
 Officer                 1995    110,000    15,000     15,000

(a)  Mr. Spradlin became President and Chief Operating Officer in
     May 1994.  In August 1995, he was named Chief Executive
     Officer.

Option Grants

     The following table contains information with respect to grants of stock options to each of the named executive officers during the year ended December 31, 1997.


                Option Grants in 1997 Fiscal Year
                        Individual Grants

                        Number of
                        Securities  % of Total
                        Underlying    Options      Exercise
                        Options      Granted to    or Base
                        Granted     Employees In     Price  Expiration
Name                     (#)(a)      Fiscal Year    ($/Sh)     Date

Roy W. Spradlin           15,000        20%         $9.125    8/20/07


(a) The options vest one-fourth on each of the second, third, fourth and fifth anniversaries of the date of grant. Vesting will be accelerated in the event of a "change in control" of the Company (defined generally as the acquisition of 50% or more of the Company's outstanding voting stock, a change in a majority of the Board of Directors or a merger, consolidation or acquisition of all or substantially all of the assets of the Company), subject to certain limitations if vesting would result in adverse tax consequences to the optionee. The option exercise price equaled the fair market value of a share of the Company's common stock on the date of grant, as determined in accordance with the Company's 1992 Stock Option Plan.

Option Exercises and Holdings

     The following table sets forth the 1997 year-end value of all unexercised in-the-money options held by the named executive officers. No options were exercised by either of the named executive officers during 1997.

         Aggregated Option Exercises in Last Fiscal Year
                     and FY-End Option Values

                                                 Value of Securities
                                               Underlying Unexercised
                    Number of Securities         In-the-Money Options
                  Underlying Unexercised           at FY-End ($)(a)
                   Options At FY-End (#)              Exercisable/
Name             Exercisable/Unexercisable           Unexercisable

Roy W. Spradlin       47,500/112,500              $147,625/$269,750
Mark J. Brookner      31,250/28,750                  40,275/54,025






(a) Market value of underlying securities at year-end of $11.75 per share minus the exercise or base price of in-the-money options at year-end.

Employment Agreements

     Mr. Spradlin has entered into an amended and restated employment agreement with the Company dated as of February 24, 1998, which supersedes his amended and restated employment agreement with the Company dated as of February 21, 1997. Under his new employment agreement, Mr. Spradlin is employed as President and Chief Executive Officer for a five-year term ending on February 21, 2002. Pursuant to the terms of his new employment agreement, Mr. Spradlin's base salary is $165,000, subject to review at least annually with increases based on performance. Additionally, Mr. Spradlin is eligible to receive cash bonuses payable at the discretion of the Board of Directors and, subject to conditions of eligibility, is entitled to participate in any employee benefit plans adopted by the Company. Mr. Spradlin's new employment agreement may be terminated by the Company prior to the expiration of its five-year term in the event (i) he becomes disabled for 90 consecutive days or (ii) his employment is terminated for "cause" (as defined in the agreement). In the event that (i) Mr. Spradlin's employment is terminated without "cause," (ii) the Company sells all or substantially all of its assets, (iii) more than 50% of the Company's outstanding common stock is transferred or sold by the Company's stockholders, (iv) the Company completes a merger or consolidation in which the stockholders of the Company immediately prior to the merger or consolidation own less than 50% of the surviving company or (v) the Company is dissolved in a voluntary or involuntary dissolution, Mr. Spradlin would be entitled to receive a lump sum termination/severance benefit equal to one and one-half times his annual salary plus bonus for the then most recent 12-month period. Under his new employment agreement, in the event of his death, Mr. Spradlin's heirs or beneficiaries would become entitled to receive a payment equal to one year's annual salary.
Mr. Spradlin's new employment agreement further contains a covenant not to compete during its five-year term and for a one year period following the termination of his employment.

Certain Transactions

     In May 1994, the Company completed the issuance and sale of $3,000,000 aggregate principal amount of 8% Convertible Subordinated Notes, Series C due June 30, 2004 (the "Series C Notes"). The Series C Notes were issued at par in a private placement to Sloan Financial Corporation ("Sloan Financial"), a company which is controlled by one of the Company's directors, Mr.




Richard C. W. Mauran. The Series C Notes are convertible, at the option of the holder, into the number of whole shares of common stock of the Company determined by dividing the principal amount converted by $10.00, subject to adjustment upon the occurrence of certain events. Interest on the Series C Notes is payable at a rate of 8% per annum, payable quarterly. Holders of Series C Notes also have certain registration rights with respect to the underlying common shares. Sloan Financial also owns $2,000,000 aggregate principal amount of the Company's 8% Convertible Subordinated Notes due June 30, 2003 (the "Notes"), which were issued by the Company at par in June 1993. The conversion price of the Notes is also $10.00, subject to adjustment as provided in the Notes. Interest on the Notes is also payable quarterly at an annual rate of 8%, and holders of the Notes possess certain registration rights with respect to the underlying shares. See "Principal Holders of Voting Securities."

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers to file with the SEC initial reports of ownership of the Company's equity securities and to file subsequent reports when there are changes in such ownership. The Company believes that during 1997 all Section 16(a) filing requirements applicable to the Company's directors and officers were complied with on a timely basis, except for two late filings of Form 4, Statement of Changes in Beneficial Ownership, by Mr. Broms relating to a total of five transactions.

                  INDEPENDENT PUBLIC ACCOUNTANTS

     Ernst & Young LLP acts as the Company's independent public accountants. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                    STOCK OWNED BY MANAGEMENT

     The following table sets forth information as of April 13, 1998 with respect to the shares of the Company's common stock beneficially owned by each director of the Company, each of the named executive officers and by all directors and executive officers as a group. Except as otherwise indicated, the business address of each such person is 3040 Post Oak Blvd., Suite 222, Houston, Texas 77056.






                               Amount and
                               Nature of            Percent of
     Name and Address          Beneficial           Common Stock
     of Beneficial Owner       Ownership (a)        Outstanding

Daniel C. Arnold, Director     173,500(b)               4.73%
 1001 Fannin Street,
 Suite 720
 Houston, TX  77002-6707

Nelson Broms, Director          35,000                    *
 305 Main Street
 Ridgefield, CT  06877

Mark J. Brookner,              117,500                  3.22
 Chief Financial Officer
  and Director

George H. Hargrave,            167,000                  4.63
 Director
 505 Moraine Way
 Heath, TX 75087

James B. Hoover, Director       75,000(c)               2.05
 Welsh, Carson, Anderson
  & Stowe
 One World Financial Center,
  Suite 3601
 New York, NY  10281

Marlin W. Johnston, Director    47,000                  1.29
 Arboretum Plaza One, #350
 9442 Capital of Texas
  Highway North
 Austin, TX 78759

J. Livingston Kosberg,         498,330(d)              13.80
 Chairman of the Board

Richard C.W. Mauran,           532,000(d)              12.84
 Director
 Sloan Financial Corporation
 31 Burton Ct.
 Franklins Row
 London, SW 3, England

Albert L. Rosen, Director       85,000                  2.33
 15 Mayfair Drive
 Rancho Mirage, CA  92270



Roy W. Spradlin, President,     53,750                  1.47
 Chief Executive Officer
 and Director

All directors and            1,784,080                 40.08
 executive officers as a
 group (10 persons)



* Less than 1%.

(a) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the "1934 Act"), a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Company's common stock if he has or shares voting power or investment power with respect to such security, or has the right to acquire beneficial ownership at any time within 60 days from April 13, 1998. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. All persons shown in the table above have sole voting and investment power, unless otherwise indicated. This table includes 323,250 shares of common stock subject to outstanding options which are exercisable within 60 days from April 13, 1998. Of such shares, Messrs. Arnold, Broms, Brookner, Hoover, Johnston, Spradlin, Mauran and Rosen, hold options to purchase 45,000, 35,000, 42,500, 45,000,
     35,000, 53,750, 32,000 and 35,000 shares, respectively.  This table also includes 217,500 shares that can be acquired upon conversion of $2,175,000 aggregate principal amount of the Company's outstanding 8% Convertible Subordinated Notes due June 30, 2003 and 300,000 shares that can be acquired upon conversion of $3,000,000 aggregate principal amount of the Company's outstanding 8% Convertible Subordinated Notes, Series C due June 30, 2004.

(b) Includes 50,000 shares owned by the Arnold Family Limited Partnership; 16,000 shares owned by the Bintliff 1990 Limited Partnership; 50,000 shares owned by Arnold 1997 Limited Partnership; and 12,500 shares that can be acquired upon conversion of $125,000 aggregate principal amount of the Company's outstanding 8% Subordinated Notes due June 30, 2003 held by the Arnold Family Limited Partnership. Mr. Arnold is the managing general partner of the Arnold Family Limited partnership and the Arnold 1997 Limited Partnership and a general partner of the Bintliff 1990 Limited Partnership. As such, he has shared voting and dispositive power over the shares held by the three partnerships. Mr. Arnold disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.


(c) Includes 5,000 shares that can be acquired upon conversion of $50,000 aggregate principal amount of the Company's outstanding 8% Convertible Subordinated Notes due June 30,
     2003 owned by Mr. Hoover.

(d)  See "Principal Holders of Voting Securities."

              PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth information as of April 13, 1998 with respect to the ownership of shares of common stock by the persons known to management to be the beneficial owners of more than 5% of the Company's outstanding common stock. The information is based on the most recent statements on Schedule 13D or 13G filed on behalf of such persons or on other information available to the Company.

                                    Amount and
                                    Nature of                Percent of
      Name and Address              Beneficial               Common Stock
     of Beneficial Owner            Ownership                Outstanding

J. Livingston Kosberg                498,330(a)                  13.80%
 3040 Post Oak Blvd.,
  Suite 222
 Houston, Texas  77056

Clarence E. Mayer                    337,500(b)                   9.35
 5847 San Felipe,
  Suite 1700
 Houston, Texas  77057

Richard C.W. Mauran                  532,000(c)                  12.84
 Sloan Financial
  Corporation
 31 Burton Ct.
 Franklins Row
 London, SW 3, England

J. Carlo Cannell d/b/a               187,200(d)                   5.18
 Cannell Capital Management
 750 Battery Street
 San Francisco,
  California 94111


(a) The Schedule 13G of Mr. Kosberg dated February 16, 1993 states that such amount includes 56,250 shares held by the Dolores Wilkenfeld Trust and 442,080 shares held by the Livingston Kosberg Trust. Mr. Kosberg is the trustee of both trusts and


     the income beneficiary of the Livingston Kosberg Trust. Mr. Kosberg does not hold any shares individually in his own name. The reported share amount excludes 1,170 shares held by Mr. Kosberg's wife and 48,000 shares held by Mr. Kosberg's three children and their spouses. Mr. Kosberg disclaims beneficial ownership of such shares.

(b) The Schedule 13D of Mr. Mayer dated February 16, 1993 states that he has sole voting and dispositive power over the entire number of such shares.

(c) Includes 200,000 shares of Company common stock that may be acquired by Sloan Financial Corporation ("Sloan Financial"), of which Mr. Mauran is the controlling stockholder, upon conversion of $2,000,000 aggregate principal amount of the Company's outstanding 8% Convertible Subordinated Notes due June 30, 2003 owned by Sloan Financial and 300,000 shares of Company common stock that may be acquired by Sloan Financial upon conversion of $3,000,000 aggregate principal amount of the Company's outstanding 8% Convertible Subordinated Notes, Series C, due June 30, 2004 owned by Sloan Financial. The
     Schedule 13D of Sloan Financial and Mr. Mauran states that they possess shared voting and shared dispositive power over the entire number of such shares. Also includes 32,000 director options held by Mr. Mauran.

(d)  The Schedule 13D of J. Carlo Cannell d/b/a Cannell Capital
     Management ("Cannell") dated July 23, 1997 states that Cannell has sole voting and dispositive power over the entire number of such shares.

         DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
      TO BE PRESENTED AT 1999 ANNUAL MEETING OF STOCKHOLDERS

  Any proposal intended to be presented by any stockholder for action at the 1999 Annual Meeting of Stockholders of the Company must be received by the Company on or before December 24, 1998 in order for the proposal to be considered for inclusion in the proxy statement and form of proxy relating to the 1999 Annual Meeting. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy relating to the 1999 Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.








                          OTHER MATTERS

  As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matters to be presented for action by the stockholders at the 1998 Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying proxy will vote such proxy in accordance with the determination of a majority of the Board of Directors.


                              By Order of the Board of Directors

                              /s/ Mark J. Brookner

                              Mark J. Brookner
                              Chief Financial Officer


Houston, Texas
April 23, 1998































                   U.S. PHYSICAL THERAPY, INC.

     PROXY FOR ANNUAL MEETING OF STOCKHOLDERS -- May 19, 1998

    THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of U.S. Physical Therapy, Inc. (the "Company") hereby appoints J. Livingston Kosberg and Mark J. Brookner, and each of them, with full power of substitution in each, as proxies to cast all votes, as designated below, which the undersigned stockholder is entitled to cast at the 1998 Annual Meeting of Stockholders of the Company to be held on Tuesday, May 19, 1998, at 10:00 a.m. (CDT), at the DoubleTree Hotel at Post Oak, 2001 Post Oak Boulevard, Houston, Texas, and at any adjournments thereof, upon the following matters.

     This proxy will be voted as directed by the undersigned stockholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 AND IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS.

     The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before its exercise.



      (continued and to be signed and dated on reverse side)

1. Election of ten directors for one-year terms. Nominees: J. Livingston Kosberg, Roy W. Spradlin, Mark J. Brookner, Daniel
     C. Arnold, Nelson Broms, George H. Hargrave, James B. Hoover, Marlin W. Johnston, Richard C.W. Mauran and Albert L. Rosen.

FOR all nominees listed              WITHHOLD AUTHORITY
above (except as marked              to vote for all nominees
to the contrary below).              listed.


(INSTRUCTION:  To withhold authority to vote for any individual nominee, print that nominee's name on the space provided below.)
           ___________________________________________

2. As determined by a majority of the Company's Board of Directors, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournments thereof.

                              Please date and sign exactly as
                              name appears hereon and return in
                              the enclosed envelope.

                              Date:_________________________

                              ______________________________
                              Signature of Stockholder or
                              Authorized Representative

                              (Only one signature is required
                              in the case of stock ownership
                              in the name of two or more
                              persons.


















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